EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The following certification accompanies the issuer’s Quarterly Report on Form 10-Q and is not filed, as provided in Release 33-8212, 34-47551 dated June 30, 2003.

In connection with the accompanying Quarterly Report of MyECheck, Inc. (“MYECHECK”) on Form 10-Q for the quarter ended January 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shirley Wong, Senior Vice President and Chief Financial Officer of MYECHECK, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of MYECHECK.

A signed original of this written statement required by Section 906 has been provided to MyECheck, Inc. and will be retained by MyECheck, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: March 14, 2008

/s/ Shirley Wong
SHIRLEY WONG
Chief Financial Officer